Discontinued Operations	6 Months Ended
Jun. 30, 2025
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations	Discontinued Operations
In 2022, the Company concluded that its abandonment of the North America geographic region of the Edmodo business qualified for presentation as discontinued operations. In 2024, the Company concluded that its sale of its holdings of capital stock of GEH Singapore also qualified for presentation as discontinued operations. In both cases, this conclusion was reached because the disposal represented a strategic shift with a major effect on the Company's operations and financial results. See further discussion at Note 2. Summary of Significant Accounting Policies.
The following table provides a reconciliation of the Company’s net loss from discontinued operations presented in the consolidated statements of operations for the six months ended June 30, 2024. There are no interest or other corporate costs allocated to discontinued operations in the financial results presented below [1].

	Six months ended June 30, 2024
	GEH Singapore	Edmodo	Total
Revenue	$19,130	$—	$19,130
Cost of revenue	15,862	—	15,862
Gross profit	3,268	—	3,268

Operating expenses:
General and administrative	3,797	64	3,861
Sales and marketing	298	—	298
Total operating expenses	4,095	64	4,159

Operating loss from discontinued operations	(827)	(64)	(891)

Other income (expense):
Interest expense	(29)	—	(29)
Other income	402		402
Total other income (expense)	373	—	373

Loss from discontinued operations, before income taxes	(454)	(64)	(518)
Income tax expense	(136)	—	(136)
Loss from discontinued operations, net of tax	(590)	(64)	(654)
Net loss attributable to non-controlling interests	(70)	—	(70)
Net loss attributable to Mynd	$(520)	$(64)	$(584)
[1] Rounding may impact summation of amounts.